UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): December 18, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 8.01 below is incorporated by reference into this Item 1.02.


ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On December 14, 2015, we issued 62,438 common shares to Typenex Co-Investment, LLC pursuant to a notice of cashless exercise of warrant received by the Company on December 7, 2015. The form of warrant dated June 17, 2015 was filed as
Exhibit 2.3 to our Current Report on Form 8-K filed on June 24, 2015.

The above-referenced issuance of shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a warrant to purchase shares of common stock which was negotiated directly between the investor and the Company.

The total number of outstanding shares of common stock of the Company as of December 7, 2015 after the above described issuance is 23,821,088.


Item 8.01. OTHER EVENTS.

On December 17, 2015 (the "Termination Date") all amounts due and owing under the securities purchase agreement between Empire Global Corp., as borrower, and Typenex Co-Investment, LLC, as lender dated June 17, 2015 (the "Securities Purchase Agreement") have been paid in accordance with its terms, and all rights and warrants with respect to the Securities Purchase Agreement has been terminated. As of the Termination Date, the 10% Secured Convertible Promissory Notes and Investor Notes (collectively the "Notes") are no longer deemed outstanding, and interest on the Notes ceased to accrue. The material terms of the Securities Purchase Agreement are described in Empire Global Corp.'s Current Report on Form 8-K filed on June 24, 2015. Such descriptions are hereby incorporated into this Current Report by reference.

Also on December 17, 2015 the Company paid all amounts due under the debentures issued on December 17, 2014. The material terms of the debentures are described in Empire Global Corp.'s Current Report on Form 8-K filed on December 22, 2014. Such descriptions are hereby incorporated into this Current Report by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  December 18, 2015.                EMPIRE GLOBAL CORP.

                                     Per: /s/ MICHELE CIAVARELLA
                                         ------------------------------
                                          MICHELE CIAVARELLA, B.SC.
                                          Chairman of the Board
                                          Chief Executive Officer